SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 31, 2015

Commission File Number 333-193565

Greenpro Capital Corp.

(Exact name of registrant issuer as specified in its charter)

Nevada	98-1146821
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Suite 2201, 22/F., Malaysia Building,
50 Gloucester Road, Wanchai, Hong Kong
(Address of principal executive offices, including zip code)

Registrant’s phone number, including area code
(852) 3111 -7718

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into A Material Definitive Agreement

The information provided in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Acquisition of Greenpro Resources Limited.

On July 28, 2015, Greenpro Capital Corp. (“GRNQ”), and Greenpro Resources Limited, a British Virgin Islands corporation, (“GRBV”) entered into a Sale and Purchase Agreement (the “Agreement”), pursuant to which GRNQ acquired 100% of the issued and outstanding securities of GRBV (the “Acquisition”). As consideration thereof, GRNQ agreed to issue to the shareholders of GRBV 9,070,000 restricted shares of GRNQ’s common stock (valued at $3,174,500 based on the average closing price of the six trading days preceding July 28, 2015 of $0.35 per share) and pay US$25,500 in cash, representing an aggregate purchase price of US$3,200,000. The purchase price was determined based on the existing business value of GRBV, carrying value of GRBV properties, brand names of GRBV and settlement of GRBV founder initial investment.

Lee Chong Kuang, our Chief Executive Officer, President and director, is also the Chief Executive Officer, President and director of GRBV. Mr. Lee holds 44.6% of our issued and outstanding securities and 50% of the issued and outstanding securities of GRBV. Gilbert Loke Che Chan, our Chief Financial Officer, Secretary, Treasurer and director, is also the Chief Financial Officer and director of GRBV. Mr. Loke holds 44.6% of our issued and outstanding securities and 50% of the issued and outstanding securities of GRBV. Upon the consummation of the Acquisition, Messrs. Lee and Loke received US$25,500 in cash and US$3,174,500 in shares, which equivalent to 9,070,000 shares of our restricted common stock.

GRBV provides corporate and business advisory services and operates income producing real estate through its wholly-owned subsidiaries as set forth below:

Name	Business
Greenpro Holding Limited (Hong Kong)	Holds life insurance investment linked products for staff retention
Greenpro Resources (HK) Limited (Hong Kong)	Holds Greenpro’s intellectual property and currently holding six trademarks and applications thereof
Greenpro Resources Sdn. Bhd. (Malaysia)	Holds real property usable as offices in Malaysia
Greenpro Management Consultancy (Shenzhen) Limited (China)	Provides corporate advisory services such as tax planning, cross-border listing solution and advisory, mergers and acquisitions in China
Greenpro Financial Consulting Limited (Belize)	Provides corporate advisory services such as tax planning, cross-border listing solution and advisory, mergers and acquisitions in South East Asia
Greenpro Global Advisory Sdn. Bhd. (Malaysia)	Provides business advisory services

The Acquisition is completed on July 31, 2015. We believe and hope that the acquired entities will broaden the range of services we offer as well as our revenue sources.

A chart of GRBV’s corporate structure is set forth below.

The foregoing description of the Agreement is a summary only and is qualified in its entirety by the copy of the Agreement filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Press Release

On July 31, 2015, Greenpro Capital Corp. issued a press release announcing the consummation of the transactions contemplated in the Agreement. A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements And Exhibits

(a)	Financial Statements of Business Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed.

(b)	Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed.

(d)	Exhibits.

Exhibit No.	Description

2.1	Sale and Purchase Agreement, dated as of July 28, 2015, between Greenpro Capital Corp. and Greenpro Resources Limited.
99.1	Press Release of Greenpro Capital Corp. dated as of July 31, 2015, announcing the Sale and Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GREENPRO CAPITAL CORP.
(Name of Registrant)

Date: July 31, 2015

	By:	/s/ Lee Chong Kuang
	Title:	Chief Executive Officer,
President, Director (Principal Executive Officer)
Date: July 31, 2015

	By:	/s/ Loke Che Chan, Gilbert
	Title:	Chief Financial Officer,
Secretary, Treasurer, Director
(Principal Financial Officer,
Principal Accounting Officer)